                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY



 KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen E. Cooper and Philip J. Koen, Jr., and each of them his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this registration statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated:

Signature                         Title                    Date
---------                         -----                    ----


/s/Edward Quigley           Controller (Principal
-------------------------   Accounting Officer)       January 18, 1996
    Edward Quigley

/s/Edward L. Gelbach
-------------------------   Director                  January 18, 1996
    Edward L. Gelbach

/s/Catherine P.Goodrich
-------------------------   Director                  January 18, 1996
    Catherine P. Goodrich

/s/Jack H. King
-------------------------   Director                  January 18, 1996
    Jack H. King

/s/John McBennett
-------------------------   Director                  January 18, 1996
    John McBennett

/s/Takeshi Suzuki
-------------------------   Director                  January 18, 1996
    Takeshi Suzuki

/s/Thomas Michael Trent
-------------------------   Director                  January 18, 1996
    Thomas Michael Trent

/s/Robert L. Wehrli
-------------------------   Director                  January 18, 1996
    Robert L. Wehrli
